TARGETED WEST COAST PORTFOLIO

ESSEX

PROPERTY TRUST, INC.



Credit Suisse First Boston
REIT Conference
January 27 – 28, 2004

The Proven Leader In West Coast Apartments

ESS LISTED NYSE

Essex Property Trust, Inc. (NYSE:ESS)



Overview

- Dedicated West Coast multifamily company formed in 1971
  - Initial Public Offering in June 1994
- Consistent operating philosophy through numerous market cycles
  - Research-based strategy
- Experienced, committed management with strong track record
  - Among the in highest total return to shareholders
  - Top four executives have worked together 18 years
  - Management/Founders currently own approximately 9% of Essex

Current Diversified Portfolio

26,113 Multifamily Units


San Francisco Bay Area - 17%
Los Angeles County - 20%
Ventura County - 7%
Orange County - 20%
San Diego County - 12%
Seattle Metro Area - 16%
Portland Metro Area - 5%
Other Assets - 2%

- San Francisco Bay Area (4,293 units)
- Southern California (14,881 units)
- Pacific Northwest (5,444 units)
- Other Assets (578 units)

*Includes partial ownership interests.

Why Pacific Region?

Requirements for Long-Term Success:

- Stable and high occupancy
- Predictable low risk from new construction
- Growing and diverse economy
- Limited housing supply

Key Characteristics of Pacific Region:

- Permanent constraints to new supply
- Job growth expectation
- High cost of home ownership
- Large and dynamic technology component


Seattle
Washington
Portland
Oregon
California
Alameda / Contra Costa
San Francisco, Marin /San Mateo
San Jose (Silicon Valley)
Ventura
Los Angeles
Orange
San Diego

Research-Based Strategy



New Supply of both Multifamily and Single Family Units
Job Growth Forecast
Household Growth
Household Income Growth Forecast
Apartment Vacancy Rates
Average Rents of Apartments
Single Family Home Prices
Projected Growth in Single Family Home Prices
Research Team and Proprietary Model
Rent Growth and Occupancy Rates
Ranking of 24 Submarkets
Input
Analysis
Submarket Projections
Target Acquisition or Disposition Submarkets

2004 Business Plan



ESSEX
PROPERTY TRUST, INC.

ESS LISTED NYSE

Key Objectives for 2004

- Same-Property NOI slightly positive – .5% increase
- Stabilize three Development Communities
  (with limited FFO Impact)
- Acquisitions
  - $50 million on Balance Sheet
  - $150 million in Essex Apartment Value Fund II
- Restructure or Redeem Series D&E Perpetual Preferred
- Form Essex Apartment Value Fund II
- FFO of $4.19 to $4.29 per diluted share

Essex Apartment Value Fund, L.P.

(Status of Fund I)

- Formed in 2001 with Institutional Investors
- Now fully invested – $640 million (including projected leverage)
- Equity Capital – $250 Million
- Current Portfolio
  - 15 Properties (4,396 units)
  - Portfolio Concentrated in Southern California
  - 3 Development Transactions (612 units)

Essex Apartment Value Fund, L.P.

(Formation of Fund II)

- Targeted Equity Capitalization: $250 million
- Essex Ownership: $50 to $100 million (20% to 40%)
- Terms: Similar to Fund I
- Expected Initial Closing Date: Second Quarter 2004
- Property Focus: Increased focus on Seattle and Northern California

2004 Same-Property Revenue and NOI

Region	2004 Projected Growth Revenues	NOI
Southern California	3.5%	3.4%
Northern California	(3.6%)	(5.4%)
Pacific Northwest	1.5%	0.7%
Total	1.3%	0.5%

LA/Ventura: Avg. Rents vs. Jobs


$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
6,000,000
5,750,000
5,500,000
5,250,000
5,000,000
4,750,000
4,500,000
4,250,000
4,000,000
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : 1.2%

Forecast Market Rent Growth '04- '09: 3.5%


Ratio of Rents to Median Incomes
30%
25%
20%
15%
10%

Orange Co MSA: Avg. Rents vs. Jobs



$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
1,620,000
1,520,000
1,420,000
1,320,000
1,220,000
1,120,000
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : **2.0%**

Forecast Market Rent Growth '04- '09: **4.0%**



Ratio of Rents to Median Incomes
25%
20%
15%
10%

San Diego MSA: Avg. Rents vs. Jobs


$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
1,360,000
1,260,000
1,160,000
1,060,000
960,000
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004e
2005f
2006f
2007f
2008f
2009f
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : **2.4%**

Forecast Market Rent Growth '04- '09: **3.5%**


Ratio of Rents to Median Incomes
25%
20%
15%
10%
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004e
2005f
2006f
2007f
2008f
2009f

Bay Area: Avg. Rents vs. Jobs


$1,900
$1,700
$1,500
$1,300
$1,100
$900
$700
$500
3,800,000
3,600,000
3,400,000
3,200,000
3,000,000
2,800,000
2,600,000
2000
2001
2002
2003
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : **1.8%**

Forecast Market Rent Growth '04- '09: **4.2%**


Ratio of Rents to Median Incomes

Seattle: Avg. Rents vs. Jobs



$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
1,600,000
1,500,000
1,400,000
1,300,000
1,200,000
1,100,000
1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004e 2005f 2006f 2007f 2008f 2009f
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : 2.0%

Forecast Market Rent Growth '04- '09: 4.2%



Ratio of Rents to Median Incomes
25%
20%
15%
10%

Portland: Avg. Rents vs. Jobs


$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
1,070,000
1,020,000
970,000
920,000
870,000
820,000
770,000
720,000
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004e
2005f
2006f
2007f
2008f
2009f
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : **1.9%**

Forecast Market Rent Growth '04- '09: **2.4%**


Ratio of Rents to Median Incomes
25%
20%
15%
10%

2004 Capital Market Deployment

Criteria	Southern California	Northern California	Seattle Metro.
Projected 5-year Net-Effective Rent Growth	3%-4%/yr	4.25%-6.25%/yr	5%-6%/yr
Current Cap Rates	6%-6.5%	5.75%-6%	5.75%-6.25%
Property Values Relative to Replacement Cost	Similar	10%-15% Below	10%-15% Below
Implied 5-year Asset Appreciation	10%	12%	13%

*Using a 6.75% exit cap rate and average of growth and cap rate assumptions

History of Success



Annual Portfolio Growth



Multifamily Units
as of December 31,
28,000
23,000
18,000
13,000
8,000
3,000
4,410
4,868
6,624
10,700
12,267
15,106
18,673
20,762
23,699
26,012
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03

Note: Includes partial ownership interest

Prudent Market Timing


Q3-2003
Other 2%
Southern California 59%
Seattle Metro Area 16%
San Francisco Bay Area 17%
Portland Metro Area 6%
Q4-1994
Southern California 10%
Pacific Northwest 20%
San Francisco Bay Area 70%

10.1% Average FFO Growth

1995–2003



$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$1.98
$2.23
$2.54
$2.85
$3.26
$3.90
$4.39
$4.50
$4.19-$4.21*
1995
1996
1997
1998
1999
2000
2001
2002
2003
12.6%
13.9%
12.2%
14.4%
19.6%
12.6%
2.5%
-6.7%

*Includes anticipated $0.04 of non-cash charges related to redemption of perpetual preferred units.

Dividend History



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.92
$1.69
$1.72
$1.77
$1.95
$2.15
$2.38
$2.80
$3.08
$3.12
1994-IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003

Conservative Payout Ratio



100%
50%
0%
91%
85%
77%
70%
68%
66%
61%
64%
68%
74%
1994-
IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003
Projected

Note: Dividends as a percentage of FFO

Consistent Occupancies

Financial Occupancy
For years ended December 31,


96%
97%
97%
96%
96%
96%
97%
95%
95%
96%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Strategically Positioned Among Our Peers

	5-Year* Total Annual Return
Essex Property Trust	22.60%
Archstone Communities	13.13%
Avalon Bay	13.58%
BRE Properties	13.90%
Equity Residential	13.93%

*Source: NAREIT ReitWatch, December 2003

Essex's Common Stock Outperforms Key Indices


Total Return Performance
Essex Property Trust, Inc.
S&P 500
NAREIT All Equity REIT Index
Index Value
225
200
175
150
125
100
75
50
31-Dec-97
31-Dec-98
31-Dec-99
31-Dec-00
31-Dec-01
31-Dec-02

Source: SNL Financial LC

Strong Financial Condition



Total Market Capitalization

($ in Millions)



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$250
$1,200
$1,300
$1,900
$1,900
$2,206
$2,546
1994-IPO
1998
1999
2000
2001
2002
2003

Strong Financial Condition

Debt to Total Market Capitalization 32.5%

Total Market Capitalization $2.5 billion


Common Stock:
$1,484 million
59% of capital
Debt:
$827 million
32% of capital
Preferred Equity:
$235 million
9% of capital

As of September 30, 2003

Conservative Leverage

Total Debt: $827 million
Interest Expense Coverage 3.6x


Tax Exempt -Variable
8%
$69 Million
Fixed
72%
$595 Million
Lines of Credit
20%
$163 Million

As of September 30, 2003

Forward-looking Statement

SAFE HARBOR STATEMENT
UNDER THE PRIVATE SECURITIES LITITIGATION REFORM ACT OF 1995

This presentation includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995, including statements about projected growth in Funds from Operations and dividends, the Company's 2002 business plan, its projections regarding internal growth, external growth and redevelopment, its strategy and projections regarding the growth in its various markets, and its projections regarding the Essex Apartment Value Fund. The Company's actual results may differ materially from those projected in such forward-looking statements due to various factors, including, but not limited to, changes in economic conditions and market demand for rental units, the impact of competition and competitive pricing, unexpected delays in the development and leasing of development and redevelopment projects, and the other risks detailed in the Company's Securities and Exchange Commission filings.

TARGETED WEST COAST PORTFOLIO

ESSEX

PROPERTY TRUST, INC.



The Proven Leader In West Coast Apartments

ESS LISTED NYSE